Exhibit 10.10

Execution Version

AMENDED AND RESTATED VOTING AGREEMENT

This AMENDED AND RESTATED VOTING AGREEMENT (this “Agreement”) is made and entered into effective as of February 9, 2018 (the “Effective Date”) by and among Alta Mesa Holdings GP, LLC, a Delaware limited liability company (the “General Partner”), BCE-AMH Holdings, LLC, a Delaware limited liability company (“BCE-AMH”), BCE-MESA Holdings, LLC, a Delaware limited liability company (“BCE-MESA” and together with BCE-AMH, “Bayou City”), (i) Mezzanine Partners II Delaware Subsidiary, LLC, (ii) Offshore Mezzanine Partners Master Fund II, L.P., (iii) Institutional Mezzanine Partners II Subsidiary, L.P., (iv) AP Mezzanine Partners II, L.P., (v) The Northwestern Mutual Life Insurance Company, (vi) The Northwestern Mutual Life Insurance Company For its Group Annuity Separate Account, (vii) Northwestern Mutual Capital Strategic Equity Fund III, LP, (viii) KCK-AMIH, Ltd., (ix) United Insurance Company of America, and (x) Jade Real Assets Fund, L.P. (the entities in clauses (i) through (x), collectively, “HPS”), Michael E. Ellis, an individual (“Ellis”), Harlan H. Chappelle, an individual (“Chappelle”, and together with Bayou City, HPS and Ellis, the “Existing Owners”) and SRII Opco, LP, a Delaware limited partnership (“SRII Opco”). The General Partner, Bayou City, HPS, Ellis, Chappelle and SRII Opco are each referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings assigned to them in the LLC Agreement (as defined below).

WHEREAS, prior to the Effective Date, voting control of the General Partner was governed by that certain Voting Agreement dated as of August 16, 2017, by and among the Existing Owners and High Mesa Holdings, LP, a Delaware limited partnership (“HMH LP”) (the “Original Voting Agreement”);

WHEREAS, SRII Opco and the Existing Owners constitute all of the Class B Members of the General Partner, pursuant to the terms of that certain Sixth Amended and Restated Limited Liability Company Agreement of the General Partner by and between SRII Opco and the Existing Owners, dated February 9, 2018 attached hereto as Exhibit A (as amended or otherwise modified from time to time, the “LLC Agreement”);

WHEREAS, pursuant to the LLC Agreement, the holders of the Class B Units collectively have one hundred percent (100%) of the voting power held by the Members of the General Partner;

WHEREAS, SRII Opco holds ninety percent (90%) of Class B Units and the Existing Owners collectively hold ten percent (10%) of the Class B Units;

WHEREAS, the Parties now desire to amend and restate the Original Voting Agreement in its entirety to reflect that voting control of the General Partner will be vested in SRII Opco; and

WHEREAS, the Class B Members desire to enter into this Agreement to form a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) with, and to vest 100% voting control of the General Partner in, SRII Opco.

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

VOTING

1.1 Units Subject to Agreement. Each Existing Owner agrees that all Class B Units that the Existing Owner purchases, acquires the right to vote with respect to or otherwise acquires beneficial ownership of, including any equity securities issued on, or in exchange for, any of the Class B Units held by the Existing Owner by reason of any distribution, combination, split, or the like with respect to such Class B Units, after the execution of this Agreement shall be subject to the terms of this Agreement in all respects. In addition, each Existing Owner agrees that should it Transfer to any Person any of its right, title or interest in and to its Class B Units, the right, title or interest to the Class B Units so Transferred shall be subject to this Agreement.

1.2 Agreement to Vote Units. Each Existing Owner hereby agrees, notwithstanding anything to the contrary set forth in the LLC Agreement, to vote each of its Class B Units as directed by SRII Opco at any meeting of Members on each matter with respect to which that Existing Owner’s Class B Units shall be entitled to vote, or in lieu of any such meeting, to give its written consent under the LLC Agreement.

1.3 Irrevocable Proxy. On the Effective Date, each Existing Owner hereby appoints SRII Opco its proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to its Class B Units in accordance with Section 1.2. This proxy and power of attorney is given to secure the performance of the duties of each respective Existing Owner under this Agreement. This proxy and power of attorney granted by each respective Existing Owner shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by an Existing Owner with respect to its Class B Units. The power of attorney granted by each respective Existing Owner herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of the applicable Existing Owner. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

1.4 No Voting Trusts or Other Arrangement. Each Existing Owner agrees that it will not, and will not permit any entity under its control to, deposit any of its Class B Units in a voting trust, grant any proxies with respect to its Class B Units or, except as otherwise contemplated by this Agreement, subject any of its Class B Units to any arrangement with respect to the voting of such Class B Units.

ARTICLE II

EFFECTIVE; TERMINATION

This Agreement shall become effective as of the Effective Date and this Agreement shall terminate and no longer be of force and effect with respect to an Existing Owner upon the occurrence of any of the following events:

(i) a written notice executed by SRII Opco evidencing its determination to terminate the Agreement; or

(ii) the date the Existing Owners and the entities under their respective control no longer own any Class B Units.

ARTICLE III

MISCELLANEOUS

3.1 Legend. Each Existing Owner agrees that each certificate representing each of its Class B Units shall be inscribed with a legend substantially in the following form:

THE MEMBERSHIP INTERESTS EVIDENCED HEREBY ARE SUBJECT TO AN AMENDED AND RESTATED VOTING AGREEMENT DATED AS OF FEBRUARY 9, 2018, A COPY OF WHICH IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE GENERAL PARTNER DURING ITS REGULAR BUSINESS HOURS. ANY PERSON ACCEPTING ANY INTEREST IN SUCH MEMBERSHIP INTEREST SHALL THEREBY BE DEEMED TO HAVE AGREED TO AND SHALL THEREAFTER BE BOUND BY ALL THE PROVISIONS OF SUCH AMENDED AND RESTATED VOTING AGREEMENT.

3.2 Authorization. Each Existing Owner represents and warrants to each of the other Parties that (a) it has not, prior to the date of this Agreement, executed or delivered any proxy or entered into any other agreement or similar arrangement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement with respect to its Class B Units, and (b) it has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, that Existing Owner, enforceable in accordance with its terms.

3.3 Specific Enforcement. Each Party acknowledges and agrees that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any Party may, in such Party’s sole discretion and in addition to or in lieu of any other remedies available to such Party at law or in equity, apply to any court of competent jurisdiction for specific performance or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

3.4 Amendments and Waivers. This Agreement or any provision hereof may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by each Party. The failure of any Party to enforce any provision of this Agreement shall in no way be construed as a waiver of such provision and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement.

3.5 Severability. This Agreement is intended to be valid and effective under any applicable law and, to the extent permissible under applicable law, shall be construed to avoid violation of or invalidity under any applicable law. Should any provisions of this Agreement become invalid, illegal, or unforeseeable under any applicable law, the other provisions of this Agreement shall be reformed, construed and enforced so as to give full force and effect to the original intent of the Parties.

3.6 Successor and Assigns. This Agreement, including, without limitation, any amendment or waiver of the observance thereof effected in accordance with Section 3.4, shall inure, to the benefit of and be binding upon the Parties and their respective heirs, successors, assigns, administrators, executors, and other legal representatives; provided that no Existing Owner may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without the prior consent of the General Partner and SRII Opco in writing, and any such purported assignment, delegation or transfer by that Existing Owner without such consent shall be void. Each Existing Owner acknowledges and agrees that the General Partner will not permit the transfer of all or any portion of its Class B Units on its books or the issuance of a new certificate representing all or any portion of its Class B Units unless and until the person to whom such security is to be transferred shall have executed a written agreement, satisfactory in form and substance to the General Partner and SRII Opco, pursuant to which such person agrees to be bound by all the provisions hereof.

3.7 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures to each counterpart were upon the same instrument.

3.8 Notice. Any and all notices, requests, consents or other communications permitted or required to be given under the terms of this Agreement shall be in writing and shall be deemed received (a) if given by electronic mail with acknowledgement of receipt requested or received, when transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission, (b) if given by certified mail, return receipt requested, postage prepaid, three (3) business days after being deposited in the United States mails and (c) if given by Federal Express service or other means, when received or personally delivered. Notices shall be sent to the addresses and facsimile numbers of the Parties set forth on Exhibit B hereto or at such other address as such Party may designate by advance written notice to the other Parties hereto.

3.9 Additional Documentation. Each Existing Owner agrees to execute and deliver such additional documents and take such additional actions as may be requested by any other Party to carry out the intent of this Agreement.

3.10 Governing Law. This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the transactions leading to this Agreement or contemplated hereby, and/or the interpretation and enforcement of the rights and duties of the Parties or related in any way to the foregoing, shall be governed by and construed in accordance with the internal, substantive laws of the State of Delaware applicable to agreements entered into and to be performed solely within such state without giving effect to the principles of conflict of laws thereof.

3.11 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ANY PROCEEDING ARISING UNDER OR RELATED IN ANY WAY TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER OR RELATED IN ANY WAY TO THE FOREGOING MAY ONLY BE INSTITUTED IN THE STATE OR FEDERAL COURTS OF THE STATE OF DELAWARE AND EACH PARTY WAIVES ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING, AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH PROCEEDING. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON A PARTY HERETO BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED ON EXHIBIT B HERETO.

3.12 Permitted Holder Representation. Each of HPS and Bayou City hereby represents and warrants that each of HPS and Bayou City is, respectively, a “Permitted Holder” (as such term is defined in the Indenture dated as of December 8, 2016 among Alta Mesa Holdings, LP, Alta Mesa Finance Services Corp., the subsidiary guarantors party thereto and U.S. Bank, National Association as trustee, as amended, restated or modified from time to time (the “Indenture”)) pursuant to the terms of the Indenture.

3.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.13.

3.14 No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any person, other than the Parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GENERAL PARTNER:

ALTA MESA HOLDINGS GP, LLC, a Delaware limited liability company
[Solely for purposes of enforcing Sections 3.1 and 3.6 of this Agreement]

By:	/s/ Harlan H. Chappelle
Harlan H. Chappelle,
President and Chief Executive Officer

SRII OPCO:

SRII OPCO, LP
a Delaware limited partnership

By:	SRII Opco GP, LLC,
a Delaware limited liability company,
its General Partner

By:	/s/ Stephen S. Coats
Name: Stephen S. Coats
Title: Secretary

HMH LP:

HIGH MESA HOLDINGS, LP, a Delaware limited partnership
[Solely to evidence its approval of this amendment and restatement of the Original Voting Agreement in accordance with Section 3.4 thereof]

By:	High Mesa Holdings GP, LLC,
a Delaware limited liability company,
its General Partner

By:	/s/ Harlan H. Chappelle
Harlan H. Chappelle,
President and Chief Executive Officer

Signature Page to the

A&R Voting Agreement

EXISTING OWNERS:

BCE-AMH HOLDINGS, LLC, a Delaware limited liability company

By: Bayou City Energy Management LLC
Its: Manager

By:	/s/ William W. McMullen
Name: William W. McMullen
Title: Managing Partner

BCE-MESA HOLDINGS, LLC, a Delaware limited liability company

By: Bayou City Energy Management LLC
Its: Manager

By:	/s/ William W. McMullen
Name: William W. McMullen
Title: Managing Partner

MEZZANINE PARTNERS II DELAWARE SUBSIDIARY, LLC

By:	HPS Mezzanine Partners II, LLC
Its:	Investment manager

By:	HPS Investment Partners, LLC
Its:	Sole and managing member

By:	/s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Managing Director

Signatures Continue on Next Page.

OFFSHORE MEZZANINE PARTNERS MASTER FUND II, L.P.

By:	HPS Mezzanine Partners II, LLC
Its:	Investment manager

By:	HPS Investment Partners, LLC
Its:	Sole and managing member

By:	/s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Managing Director

INSTITUTIONAL MEZZANINE PARTNERS II SUBSIDIARY, L.P.

By:	HPS Mezzanine Partners II, LLC
Its:	Investment manager

By:	HPS Investment Partners, LLC
Its:	Sole and managing member

By:	/s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Managing Director

AP MEZZANINE PARTNERS II, L.P.

By:	HPS Mezzanine Partners II, LLC
Its:	Investment manager

By:	HPS Investment Partners, LLC
Its:	Sole and managing member

By:	/s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Managing Director

Signatures Continue on Next Page.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	HPS Investment Partners, LLC, pursuant to proxy

By:	/s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Managing Director

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:	HPS Investment Partners, LLC, pursuant to proxy

By:	/s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Managing Director

NORTHWESTERN MUTUAL CAPITAL STRATEGIC EQUITY FUND III, LP

By:	Northwestern Mutual Capital GP III, LLC
Its:	General Partner

By:	Northwestern Mutual Capital, LLC
Its:	Manager

By:	HPS Investment Partners, LLC, pursuant to proxy

By:	/s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Managing Director

Signatures Continue on Next Page.

KCK-AMIH, LTD.

By:	HPS Investment Partners, LLC, as attorney in fact

By:	/s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Managing Director

UNITED INSURANCE COMPANY OF AMERICA

By:	HPS Investment Partners, LLC, as attorney-in-fact

By:	/s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Managing Director

JADE REAL ASSETS FUND, L.P.

By:	HPS Investment Partners, LLC
Its:	Investment manager

By:	/s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Managing Director

/s/ Michael E. Ellis
MICHAEL E. ELLIS

/s/ Harlan H. Chappelle
HARLAN H. CHAPPELLE

End of Signatures.

EXHIBIT A

(LLC Agreement)

EXHIBIT B

Name	Address

Alta Mesa Holdings GP, LLC	Attn: Michael A. McCabe 15021 Katy Freeway Suite 400 Houston, Texas 77094 Facsimile: (281) 530-5278 Email: mmcabe@altamesa.net

SRII Opco, LP	Attn: Harlan H. Chappelle 15021 Katy Freeway Suite 400 Houston, Texas 77094 Facsimile: ________________ Email: hchappelle@altamesa.net

BCE-MESA Holdings, LLC BCE-AMH Holdings, LLC	Attn: William W. McMullen Address: 1201 Louisiana Street Suite 3308 Houston, Texas 77002 Facsimile: (713) 400-8210 Email: will@bayoucityenergy.com

Mezzanine Partners II Delaware Subsidiary, LLC	Attn: Faith Rosenfeld c/o HPS Investment Partners, LLC 40 West 57th Street 33rd Floor New York, NY 10019 Facsimile: (646) 955-4419 Email: Faith.Rosenfeld@hpspartners.com

Offshore Mezzanine Partners Master Fund II, L.P.	Attn: Faith Rosenfeld c/o HPS Investment Partners, LLC 40 West 57th Street 33rd Floor New York, NY 10019 Facsimile: (646) 955-4419 Email: Faith.Rosenfeld@hpspartners.com

Institutional Mezzanine Partners II Subsidiary, L.P.	Attn: Faith Rosenfeld c/o HPS Investment Partners, LLC 40 West 57th Street 33rd Floor New York, NY 10019 Facsimile: (646) 955-4419 Email: Faith.Rosenfeld@hpspartners.com

AP Mezzanine Partners II, L.P.	Attn: Faith Rosenfeld c/o HPS Investment Partners, LLC 40 West 57th Street 33rd Floor New York, NY 10019 Facsimile: (646) 955-4419 Email: Faith.Rosenfeld@hpspartners.com

The Northwestern Mutual Life Insurance Company	Attn: Securities Department The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Email: privateinvest@northwesternmutual.com

The Northwestern Mutual Life Insurance Company For Its Group Annuity Separate Account	Attn: Securities Department The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Email: privateinvest@northwesternmutual.com

Northwestern Mutual Capital Strategic Equity Fund III, LP	Attn: Securities Department The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Email: privateinvest@northwesternmutual.com

KCK-AMIH, Ltd.

Attn: Jeff Owens

DLA Piper LLP (US)

203 LaSalle Street

Chicago, IL 60601 USA

Facsimile: (312) 630-5384

Email: jeff.owens@dlapiper.com

Attn: Steven Yentzer

DLA Piper LLP (US)

701 Fifth Avenue, Suite 7000

Seattle, WA 98104 USA

Facsimile: (206) 839-4801

Email: steven.yentzer@dlapiper.com with a cc to kimberley.tibbert@dlapiper.com

Attn: Alan H. Hammerman

2700 Patriot Blvd., Suite 170

Glenview, IL 60026

Facsimile: (847) 729-0704

Email: lawoff@ameritech.net

Attn: Nael Kassar

KCK, Ltd.

10 Ulster Terrace

London NW1 4PJ, England

Email: nael.kassar@kckgroup.net with a cc to sacy.antoine@gmail.com

United Insurance Company of America	Attn: Nathan Harnetiaux c/o Kemper Corporation One East Wacker Drive, 9th Floor Chicago, IL 60601 Email: nharnetiaux@kemper.com

Jade Real Assets Fund, L.P.	Attn: Faith Rosenfeld c/o HPS Investment Partners, LLC 40 West 57th street 33rd Floor New York, NY 10019 Facsimile: (646) 955-4419 Email: Faith.Rosenfeld@hpspartners.com

Michael E. Ellis	c/o Alta Mesa Investment Holdings Inc. 15021 Katy Freeway Suite 400 Houston, Texas 77094 Facsimile: (281) 530-5278 Email: mellis@altamesa.net

Harlan H. Chappelle	c/o Alta Mesa Investment Holdings Inc. 15021 Katy Freeway Suite 400 Houston, Texas 77094 Facsimile: (281) 530-5278 Email: hchappelle@altamesa.net